                                                                     Exhibit 4.6

--------------------------------------------------------------------------------

                         REGENERON PHARMACEUTICALS, INC.

                                       and

                      [Insert name of Trustee], as Trustee

                                    Indenture

                         Dated as of __________________

                                 Debt Securities

--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET*

                                     Between

            Provisions of Trust Indenture Act (as defined herein) and Indenture, dated as of ________________, between REGENERON PHARMACEUTICALS, INC. and [Insert name of Trustee], as Trustee:

SECTION OF THE ACT                                                                 SECTION OF INDENTURE
310(a)(1) and (2)......................................................                                     6.9
310(a)(3) and (4)......................................................                            Inapplicable
310(b).................................................................                            6.8 and 6.10
310(c).................................................................                            Inapplicable
311(a).................................................................                                    6.14
311(b).................................................................                                    6.14
311(c).................................................................                            Inapplicable
312(a).................................................................                             4.1 and 4.2
312(b).................................................................                                     4.2
312(c).................................................................                                     4.2
313(a).................................................................                                     4.3
313(b)(1)..............................................................                            Inapplicable
313(b)(2)..............................................................                                     4.3
313(c).................................................................     4.3, 5.11, 6.10, 6.11, 8.2 and 12.2
313(d).................................................................                                     4.3
314(a).................................................................                             3.5 and 4.2
314(b).................................................................                            Inapplicable
314(c)(1) and (2)......................................................                                    11.6
314(c)(3)..............................................................                            Inapplicable
314(d).................................................................                            Inapplicable
314(e).................................................................                                    11.6
314(f).................................................................                            Inapplicable
315(a), (c) and (d)....................................................                                     6.1
315(b).................................................................                                    5.11
315(e).................................................................                                    5.12
316(a)(1)..............................................................                            5.9 and 5.10
316(a)(2)..............................................................                            Not required
316(a) (last sentence).................................................                                     7.4
316(b).................................................................                                     5.7
317(a).................................................................                                     5.2
317(b).................................................................                                     3.4
318(a).................................................................                                    11.8

*This Cross Reference Sheet is not part of the Indenture.

                                                                     Exhibit 4.6

                                TABLE OF CONTENTS


                                                                                                            PAGE
                                                                                                            ----
                              ARTICLE I DEFINITIONS

Section 1.1       Certain Terms Defined...................................................................    1

                              ARTICLE II SECURITIES

Section 2.1       Forms Generally.........................................................................    7
Section 2.2       Form Of Trustee's Certificate Of Authentication.........................................    7
Section 2.3       Amount Unlimited; Issuable In Series....................................................    8
Section 2.4       Authentication And Delivery Of Securities...............................................   10
Section 2.5       Execution Of Securities.................................................................   13
Section 2.6       Certificate Of Authentication...........................................................   13
Section 2.7       Denomination And Date Of Securities; Payment Of Interest................................   13
Section 2.8       Registration, Transfer And Exchange.....................................................   14
Section 2.9       Mutilated, Defaced, Destroyed, Lost And Stolen Securities...............................   17
Section 2.10      Cancellation Of Securities; Destruction Thereof.........................................   18
Section 2.11      Temporary Securities....................................................................   19

                       ARTICLE III COVENANTS OF THE ISSUER

Section 3.1       Payment Of Principal And Interest.......................................................   19
Section 3.2       Offices For Payments, Etc...............................................................   20
Section 3.3       Appointment To Fill A Vacancy In Office Of Trustee......................................   21
Section 3.4       Paying Agents...........................................................................   21
Section 3.5       Compliance Certificates.................................................................   22
Section 3.6       Corporate Existence.....................................................................   22
Section 3.7       Luxembourg Publications.................................................................   22

    ARTICLE IV SECURITYHOLDER LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

Section 4.1       Issuer To Furnish Trustee Information As To Names And Addresses Of Securityholders......   22
Section 4.2       Reports By The Issuer...................................................................   23
Section 4.3       Reports By The Trustee..................................................................   23

    ARTICLE V REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

Section 5.1       Event Of Default Defined, Acceleration Of Maturity; Waiver Of Default...................   23
Section 5.2       Collection Of Indebtedness By Trustee; Trustee May Prove Debt...........................   27
Section 5.3       Application Of Proceeds.................................................................   29
Section 5.4       Suits For Enforcement...................................................................   30

Section 5.5       Restoration Of Rights On Abandonment Of Proceedings.....................................   30
Section 5.6       Limitations On Suits By Security Holders................................................   30
Section 5.7       Unconditional Right Of Securityholders To Institute Certain Suits.......................   31
Section 5.8       Powers And Remedies Cumulative; Delay Or Omission Not Waiver Of
                    Default...............................................................................   31
Section 5.9       Control By Holders Of Securities........................................................   31
Section 5.10      Waiver Of Past Defaults.................................................................   32
Section 5.11      Trustee To Give Notice Of Default, But May Withhold In Certain Circumstances............   32
Section 5.12      Right Of Court To Require Filing Of Undertaking To Pay Costs............................   32

                    ARTICLE VI CONCERNING THE TRUSTEE

Section 6.1       Duties And Responsibilities Of The Trustee; During Default; Prior To
                   Default................................................................................   33
Section 6.2       Certain Rights Of The Trustee...........................................................   34
Section 6.3       Trustee Not Responsible For Recitals, Disposition Of Securities Or Application Of
                   Proceeds Thereof.......................................................................   35
Section 6.4       Trustee And Agents May Hold Securities Or Coupons; Collections, Etc.....................   35
Section 6.5       Moneys Held By Trustee..................................................................   36
Section 6.6       Compensation And Indemnification Of Trustee And Its Prior Claim.........................   36
Section 6.7       Right Of Trustee To Rely On Officer's Certificate, Etc..................................   36
Section 6.8       Indentures Not Creating Potential Conflicting Interests For The Trustee.................   37
Section 6.9       Qualification Of Trustee: Conflicting Interests.........................................   37
Section 6.10      Persons Eligible For Appointment As Trustee.............................................   37
Section 6.11      Resignation And Removal; Appointment Of Successor Trustee...............................   37
Section 6.12      Acceptance Of Appointment By Successor Trustee..........................................   39
Section 6.13      Merger, Conversion, Consolidation Or Succession To Business Of
                   Trustee................................................................................   40
Section 6.14      Preferential Collection Of Claims Against The Issuer....................................   40
Section 6.15      Appointment Of Authenticating Agent.....................................................   40

                   ARTICLE VII CONCERNING THE SECURITYHOLDERS

Section 7.1       Evidence Of Action Taken By Securityholders.............................................   41
Section 7.2       Proof Of Execution Of Instruments And Of Holding Of Securities..........................   42
Section 7.3       Holders To Be Treated As Owners.........................................................   42
Section 7.4       Securities Owned By Issuer Deemed Not Outstanding.......................................   42
Section 7.5       Record Date For Holders Entitled to Act.................................................   43
Section 7.6       Right Of Revocation Of Action Taken.....................................................   43

                      ARTICLE VIII SUPPLEMENTAL INDENTURES

Section 8.1       Supplemental Indentures Without Consent Of Securityholders..............................   43
Section 8.2       Supplemental Indentures With Consent Of Securityholders.................................   45
Section 8.3       Effect Of Supplemental Indenture........................................................   47
Section 8.4       Documents To Be Given To Trustee........................................................   47

Section 8.5       Notation On Securities In Respect Of Supplemental Indentures............................   47

              ARTICLE IX CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1       Issuer May Consolidate, Etc., Only On Certain Terms.....................................   47
Section 9.2       Successor Corporation Substituted.......................................................   48
Section 9.3       Opinion Of Counsel To Be Given To Trustee...............................................   48

       ARTICLE X SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 10.1      Satisfaction And Discharge Of Indenture.................................................   48
Section 10.2      Application By Trustee Of Funds Deposited For Payment Of Securities.....................   52
Section 10.3      Repayment Of Moneys Held By Paying Agent................................................   52
Section 10.4      Return Of Moneys Held By Trustee And Paying Agent Unclaimed For Two Years...............   52
Section 10.5      Indemnity For U.S. Government Of Obligations............................................   53
Section 10.6      Effect On Subordination Provisions......................................................   53

                       ARTICLE XI MISCELLANEOUS PROVISIONS

Section 11.1      Incorporators, Stockholders, Officers And Directors Of Issuer Exempt From Individual
                  Liability...............................................................................   53
Section 11.2      Provisions Of Indenture For The Sole Benefit Of Parties And Holders Of Securities
                  And Coupons.............................................................................   54
Section 11.3      Successors And Assigns Of Issuer Bound By Indenture.....................................   54
Section 11.4      Severability............................................................................   54
Section 11.5      Notices And Demands On Issuer, Trustee And Holders Of Securities And Coupons............   54
Section 11.6      Officer's Certificates And Opinions Of Counsel; Statements To Be Contained Therein......   55
Section 11.7      Payments Due On Saturdays, Sundays And Holidays.........................................   56
Section 11.8      Conflict Of Any Provision Of Indenture With Trust Indenture Act.........................   56
Section 11.9      New York Law To Govern..................................................................   56
Section 11.10     Counterparts............................................................................   56
Section 11.11     Effect Of Headings......................................................................   56
Section 11.12     Securities In A Foreign Currency........................................................   56
Section 11.13     Judgment Currency.......................................................................   57
Section 11.14     Agreement To Subordinate................................................................   57

             ARTICLE XII REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 12.1      Applicability Of Article................................................................   58
Section 12.2      Notice Of Redemption; Partial Redemptions...............................................   58
Section 12.3      Payment Of Securities Called For Redemption.............................................   59
Section 12.4      Exclusion Of Certain Securities From Eligibility For Selection For Redemption...........   60
Section 12.5      Mandatory And Optional Sinking Funds....................................................   60

            THIS INDENTURE, dated as of ______________, by and between REGENERON PHARMACEUTICALS, INC., a New York corporation (the "Issuer"), and [Insert name of Trustee], as Trustee (the "Trustee"),

                                  WITNESSETH:

            WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

            WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

            WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

            NOW, THEREFORE:


            In consideration of the premises and the purchases of the Securities by the holders thereof, it is mutually covenanted and agreed for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the coupons, if any, appertaining thereto as follows:


                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or the definitions of which in the Securities Act of 1933, as amended (the "Securities Act"), are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meaning assigned to such terms in the Trust Indenture Act and in the Securities Act as in effect from time to time. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation unless a different time shall be specified with respect to such series of Securities as provided for in Section 2.3. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

            "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor provision.

            "Authenticating Agent" shall have the meaning set forth in Section 6.15.

            "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

            "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

            "Board Resolution" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

            "Business Day" means, with respect to any Security, a day that is not a day on which banking institutions in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, are authorized or required by any applicable law or regulation to be closed.

            "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable indebtedness that is not itself otherwise capital stock), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, as of the date of this Indenture, located at [Insert address of the office of the Trustee at which its corporate trust business is principally administered].

            "Coupon" means any interest coupon appertaining to an Unregistered Security.

            "Covenant Defeasance" shall have the meaning set forth in Section 10.1(3).

            "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person. "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

            "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            "Equity Interests" means Capital Stock or partnership, participation or membership interests and all warrants, options or other rights to acquire Capital Stock or partnership, participation or membership interests (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock or partnership, participation or membership interests).

            "Event of Default" means any event or condition specified as such in
Section 5.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Foreign Currency" means any coin, currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries, other than the United States of America or by any internationally recognized union, confederation or association of such governments.

            "Holder," "Holder of Securities," "Securityholder" or any other similar terms mean (a) in the case of any Registered Security, the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

            "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder, provided, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to one or more series of Securities for which such person is trustee, this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of those particular series of Securities for which such Person is Trustee established as contemplated hereunder, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such person is not Trustee, regardless of when such terms or provisions were adopted.

            "IRS" means the Internal Revenue Service of the United States Department of the Treasury, or any successor entity.

            "Issuer" means (except as otherwise provided in Article IX) Regeneron Pharmaceuticals, Inc., a New York corporation, and, subject to Article IX, its successors and assigns.

            "Issuer Order" means a written statement, request or order of the Issuer signed in its name by any two Officers of the Issuer.

            "Judgment Currency" has the meaning set forth in Section 11.13.

            "Non-U.S. Person" means any person that is not a "U.S. person" as such term is defined in Rule 902 of the Securities Act.

            "Officer" means the chairman of the Board of Directors of the Issuer, the vice chairman, the chief executive officer, the president, any executive vice president, any senior vice president, any vice president, the treasurer or the secretary of the Issuer.

            "Officer's Certificate" means a certificate signed by any two Officers of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.6.

            "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of the Issuer or other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.6.

            "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

            "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

            "Outstanding" (except as otherwise provided in Section 7.4), when used with reference to Securities, means, subject to the provisions of Section 7.4, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

            (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided, that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provisions satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

            In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

            "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any," provided, however, that such inclusion of premium, if any, shall under no circumstances result in the double counting of such premium for the purpose of any calculation required hereunder.

            "record date" shall have the meaning set forth in Section 2.7.

            "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.4, and bearing the legend prescribed in
Section 2.4 and any other legend required by the Depositary for such series.

            "Registered Security" means any Security registered on the Security register of the Issuer.

            "Required Currency" shall have the meaning set forth in Section
11.13.

            "Responsible Officer" when used with respect to the Trustee means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "Vice President"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Security" or "Securities" (except as otherwise provided in Section 7.4) has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Senior Indebtedness", when used with respect to the Subordinated Securities of any series, shall have the meaning established pursuant to Section 2.3(9) with respect to the Subordinated Securities of such series.

            "Senior Securities" means Securities other than Subordinated Securities.

            "Subordinated Securities" means Securities that by the terms established pursuant to Section 2.3(9) are subordinated in right of payment to Senior Indebtedness of the Issuer.

            "Subordination Provisions", when used with respect to the Subordinated Securities of any series, shall have the meaning established pursuant to Section 2.3(9) with respect to the Subordinated Securities of such series.

            "Subsidiary," with respect to any Person, means (i) a corporation, a majority of whose Voting Equity Interests is at the date of determination, directly or indirectly, owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person, (ii) a partnership in which such Person, such Person and one or more Subsidiaries of such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination holds a majority interest in the equity capital or profits of such partnership, or (iii) any other Person (other than a corporation or partnership) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

            "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder, and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

            "Unregistered Security" means any Security other than a Registered Security.

            "U.S. Government Obligations" shall have the meaning set forth in
Section 10.1(1).

            "Voting Equity Interests" means Equity Interests which at the time are entitled to vote in the election of, as applicable, directors, managers or trustees of an entity, or persons performing similar functions, generally; provided, that, for the purposes hereof, Equity Interests that carry only the right to vote conditionally on the happening of an event shall not be considered Voting Equity Interests whether or not such event shall have happened.

            "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE II

                                   SECURITIES

            SECTION 2.1 FORMS GENERALLY. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to but not set forth in a Board Resolution, an Officer's Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

            The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

            SECTION 2.2 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

            "This is one of the Securities referred to in the within-mentioned Indenture.

                                         [Insert name of Trustee], as Trustee

                                         By ____________________________________

                                         Authorized Signatory"

            If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication to be borne by the Securities of each such series shall be substantially as follows:

            "This is one of the Securities referred to in the within-mentioned Indenture.

]
                                         _______________________________________
                                         as Authenticating Agent

                                         By
                                         _______________________________________
                                         Authorized Signatory"

            SECTION 2.3 AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to but not set forth in a Board Resolution, in an Officer's Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

            (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series, and which may be part of a series of Securities previously issued;

            (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, Section 2.9, Section 2.11, Section 8.5 or
      Section 12.3);

            (3) if other than Dollars, the Foreign Currency or Foreign Currencies in which the Securities of the series are denominated;

            (4) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

            (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable, the terms and conditions of any deferral of interest and the additional interest, if any, thereon, the right, if any, of the Issuer to extend the interest payment periods and the duration of the extensions and (in the case of Registered Securities) the date or dates on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

            (6) the place or places where and the manner in which, the principal of and any interest on Securities of the series shall be payable, if other than as provided in Section 3.2;

            (7) the right, if any, of the Issuer to redeem Securities, in whole or in part, at its option and the period or periods within which, or the date or dates on which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

            (8) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which or the date or dates on which, and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (9) if the Securities of such series are Subordinated Securities, the terms pursuant to which the Securities of such series will be made subordinate in right of payment to Senior Indebtedness and the definition of such Senior Indebtedness with respect to such series (in the absence of an express statement to the effect that the Securities of such series are subordinate in right of payment to all such Senior Indebtedness, the Securities of such series shall not be subordinate to Senior Indebtedness and shall not constitute Subordinated Securities); and, in the event that the Securities of such series are Subordinated Securities, such Board Resolution, Officer's Certificate or supplemental indenture, as the case may be, establishing the terms of such series shall expressly state which articles, sections or other provisions thereof constitute the "Subordination Provisions" with respect to the Securities of such series;

            (10) if other than denominations of $1,000 and any integral multiple thereof in the case of Registered Securities, or $1,000 and $5,000 in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

            (11) the percentage of the principal amount at which the Securities will be issued, and, if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof and the terms and conditions of any acceleration;

            (12) if other than the coin, currency or currencies in which the Securities of the series are denominated, the coin, currency or currencies in which payment of the principal of or interest on the Securities of such series shall be payable, including composite currencies or currency units;

            (13) if the principal of or interest on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (14) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index or formula based on a coin, currency, composite currency or currency unit other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

            (15) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

            (16) whether and under what circumstances the Issuer will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem the Securities of the series rather than pay such additional amounts;

            (17) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

            (18) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars of any other agents with respect to the Securities of such series;

            (19) any deletion from, modification of or addition to the Events of Default or covenants with respect to the Securities of such series;

            (20) if the Securities of the series are to be convertible into or exchangeable for any other security or property of the Issuer, including, without limitation, securities of another Person held by the Issuer or its Affiliates and, if so, the terms thereof; and

            (21) any other terms of the series.

            All Securities of any one series and Coupons, if any, appertaining thereto shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above or as set forth in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time without consent of any Holder, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officer's Certificate or in any indenture supplemental hereto.

            SECTION 2.4 AUTHENTICATION AND DELIVERY OF SECURITIES. The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section 2.4, and the Trustee shall thereupon authenticate and deliver such Securities and Coupons, if any, to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of clauses (2), (3) and (4) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, the following enumerated documents unless and until such documents have been superseded or revoked:

            (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures and (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which instructions, if oral, shall be promptly confirmed in writing;

            (2) any Board Resolution, Officer's Certificate and/or executed supplemental indenture referred to in Section 2.1 and Section 2.3 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

            (3) an Officer's Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Section 2.1 and Section 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

            (4) At the option of the Issuer, either one or more Opinions of Counsel, or a letter addressed to the Trustee permitting it to rely on one or more Opinions of Counsel, substantially to the effect that:

                  (a) the form or forms of the Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture;

                  (b) in the case of an underwritten offering, the terms of the
            Securities have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities have been established pursuant to a Board Resolution, an Officer's Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture; and

                  (c) such Securities and Coupons, if any, when executed by the
            Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture, will be entitled to the benefits of this Indenture, and will be valid and binding obligations of the Issuer, enforceable in accordance with their respective terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent transfer or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if any, and (iii) the availability of equitable remedies may be limited by equitable principles of general applicability and such counsel need express no opinion with regard to the enforceability of Section 6.6 or of a judgment denominated in a currency other than Dollars.

            In rendering such opinions, any counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent transfer and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee) reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer and its subsidiaries and certificates of public officials.

            The Trustee shall have the right to decline to authenticate and deliver any Securities under this section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

            If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such

Depositary, (iii) shall be delivered by the Trustee to such Depositary or delivered or held pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

            Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

            SECTION 2.5 EXECUTION OF SECURITIES. The Securities and each Coupon appertaining thereto, if any, shall be signed on behalf of the Issuer by any Officer of the Issuer, under its corporate seal (except in the case of Coupons) which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

            In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

            SECTION 2.6 CERTIFICATE OF AUTHENTICATION. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

            SECTION 2.7 DENOMINATION AND DATE OF SECURITIES; PAYMENT OF INTEREST. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.3 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

            Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the Board Resolution referred to in Section 2.3. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

            The person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

            SECTION 2.8 REGISTRATION, TRANSFER AND EXCHANGE. The Issuer will keep at each office or agency to be maintained for the purpose as provided in
Section 3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as the Issuer may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

            Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

            Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

            At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, at the option of the Holder thereof, except as otherwise specified pursuant to Section 2.3, Unregistered Securities of any series may be exchanged for Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.3, such Unregistered Securities may be exchanged for Unregistered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section
3.2 or as specified pursuant to Section 2.3, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Registered Securities of any series may not be exchanged for Unregistered Securities of such series unless
(1) otherwise specified pursuant to Section 2.3 and (2) the Issuer has delivered to the Trustee an Opinion of Counsel that (x) the Issuer has received from the IRS a ruling or (y) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that the inclusion of terms permitting Registered Securities to be exchanged for Unregistered Securities would result in no United States Federal income tax effect adverse to the Issuer or to any Holder. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons, if any, surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee in accordance with its regular procedures, and the Trustee shall deliver a certificate of disposition thereof to the Issuer.

            All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the Holder or his attorney duly authorized in writing.

            The Issuer or the registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

            The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days preceding the first mailing of notice of redemption of Securities of such series to be redeemed or
(b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

            Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

            If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary eligible under Section 2.4 with respect to such Registered Securities. If a successor Depositary eligible under Section 2.4 for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

            The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of any Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities.

            If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

            (i) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

            (ii) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (i) above.

            Upon the exchange pursuant to this Section 2.8 of a Registered Global Security for Securities in definitive registered form without coupons, in authorized denominations, such Registered Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without coupons issued in exchange for a Registered Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

            All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

            Notwithstanding anything herein or in the terms of any series of Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall rely on an Officer's Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in United States Federal income tax consequences adverse to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for United States Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

            SECTION 2.9 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security or any Coupon appertaining to any Security shall be mutilated, defaced, destroyed, lost or stolen, the Issuer in its discretion may execute and, upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with

Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case, the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof, and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee or such agent.

            Upon the issuance of any substitute Security or Coupon, the Issuer or the registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupons and of the ownership thereof.

            Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section 2.9 by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

            SECTION 2.10 CANCELLATION OF SECURITIES; DESTRUCTION THEREOF. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if any, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall dispose of cancelled Securities and Coupons held by it in accordance with its regular procedures and deliver a certificate of disposition to the Issuer. If the Issuer or its agent shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee or its agent for cancellation.

            SECTION 2.11 TEMPORARY SECURITIES. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without coupons, or as Unregistered Securities with or without coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and, in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to Section 2.3, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to
Section 2.3 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

                                   ARTICLE III

                             COVENANTS OF THE ISSUER

            SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, if any, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective time or times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest, if any, on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Securities register of the Issuer.

            SECTION 3.2 OFFICES FOR PAYMENTS, ETC. So long as any Registered Securities are authorized for issuance pursuant to this Indenture or are outstanding hereunder, the Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Registered Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.3 and where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided.

            The Issuer will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, unless pursuant to applicable United States laws and regulations then in effect such payment can be made without tax consequences adverse to the Issuer. Notwithstanding the foregoing, payments in Dollars of Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in the Borough of Manhattan, The City of New York if such payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

            The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

            The Issuer will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section 3.2 to be located in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or for any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

            The Issuer may from time to time designate one or more additional offices or agencies where the Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.3 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, that no such designation or rescission shall in any manner relieve the Issuer of its obligations to maintain the agencies provided for in this Section 3.2. The Issuer shall give to the Trustee prompt written notice of any such designation or rescission thereof.

            SECTION 3.3 APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

            SECTION 3.4 PAYING AGENTS. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 3.4,

            (1) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, if any, or of the Trustee;

            (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable; and

            (3) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in the foregoing clause (2).

            The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

            If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

            Anything in this Section 3.4 to the contrary notwithstanding, but subject to Section 10.1, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

            Anything in this Section 3.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.4 is subject to the provisions of Section 10.3 and Section 10.4.

            SECTION 3.5 COMPLIANCE CERTIFICATES. The Issuer will furnish to the Trustee within 120 days after the end of each fiscal year (beginning with the fiscal year in which this Indenture is executed) a brief certificate (which need not comply with Section 11.6) from the principal executive, financial or accounting officer of the Issuer stating that in the course of the performance by the signer of his or her duties as an officer of the Issuer he or she would normally have knowledge of any default or non-compliance by the Issuer in the performance of any covenants or conditions contained in this Indenture, stating whether or not he or she has knowledge of any such default or non-compliance and, if so, describing each such default or non-compliance of which the signer has knowledge and the nature thereof.

            SECTION 3.6 CORPORATE EXISTENCE. Subject to Article IX, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights (charter and statutory), licenses and franchises of the Issuer; provided, that the Issuer shall not be required to preserve any such right, license or franchise, if, in the judgment of the Issuer, the preservation thereof is no longer desirable in the conduct of the business of the Issuer and the loss thereof is not disadvantageous in any material respect to ability of the Issuer to make payments hereunder.

            SECTION 3.7 LUXEMBOURG PUBLICATIONS. In the event of the publication of any notice pursuant to Section 5.11, Section 6.11, Section 6.12, Section 8.2,
Section 10.4, Section 11.5 or Section 12.2, the party making such publication in the Borough of Manhattan, The City of New York shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officer's Certificate delivered to such party, make a similar publication in Luxembourg.

                                   ARTICLE IV

                     SECURITYHOLDER LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

            SECTION 4.1 ISSUER TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF SECURITYHOLDERS. If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of such series pursuant to
Section 312 of the Trust Indenture Act:

            (1) semi-annually not more than 5 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing Registered Securities in each year; and

            (2) at such other times as the Trustee may reasonably request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

            SECTION 4.2 REPORTS BY THE ISSUER. The Issuer covenants to file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

            SECTION 4.3 REPORTS BY THE TRUSTEE.

            (1) The Trustee shall transmit to Securityholders and other persons such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act on or before July 15 in each year that such report is required, such reports to be dated as of the immediately preceding May 15.

            (2) Reports pursuant to this Section shall be transmitted by mail to all Holders of Securities of such series, as the names and addresses of such Holders appear upon the Securities register as of a date not more than 15 days prior to the mailing thereof.

            (3) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Commission. The Issuer agrees to notify the Trustee when and as Securities of any series become listed on any national securities exchange.

                                    ARTICLE V

         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

            SECTION 5.1 EVENT OF DEFAULT DEFINED, ACCELERATION OF MATURITY; WAIVER OF DEFAULT. "Event of Default" with respect to Securities of any series, wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided that, a valid extension of an interest payment period by the Issuer in accordance with the terms of such Securities shall not constitute a failure to pay interest; or

            (2) default in the payment of all or any part of the principal or premium (if any) on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

            (3) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or


            (4) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or contained in this Indenture (other than a covenant or agreement included in this Indenture solely for the benefit of a series of Securities other than such series) for a period of 90 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series to which such covenant or agreement relates; or


            (5) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer for any substantial part of its or their property or ordering the winding up or liquidation of its or their affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (6) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its or their property, or make any general assignment for the benefit of creditors; or

            (7) any other Event of Default provided in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.

            If an Event of Default described in clause (1), (2) or (3) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

            Except as otherwise provided in the terms of any series of Senior Securities pursuant to Section 2.3, if an Event of Default described in clause
(4) or (7) above with respect to all series of the Senior Securities then Outstanding, occurs and is continuing, then, and in each and every such case, unless the Principal of all of the Senior Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all of the Senior Securities then Outstanding hereunder (treated as one class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Senior Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Senior Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (5) or (6) above occurs and is continuing, then the principal amount of all the Senior Securities then Outstanding, and the interest accrued thereon, if any, shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            Except as otherwise provided in the terms of any series of Subordinated Securities pursuant to Section 2.3, if an Event of Default described in clause (4) or (7) above with respect to all series of Subordinated Securities then Outstanding, occurs and is continuing, then, and in each and every such case, unless the Principal of all of the Subordinated Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all of the Subordinated Securities then Outstanding hereunder (treated as one class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Subordinated Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Subordinated Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (5) or
(6) above occurs and is continuing, then the principal amount of all of the Subordinated Securities then Outstanding, and the interest accrued thereon, if any, shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            If an Event of Default described in clause (4) or (7) occurs and is continuing, which Event of Default is with respect to less than all series of Senior Securities then Outstanding, then, and in each and every such case, except for any series of Senior Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Senior Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

            If an Event of Default described in clause (4) or (7) occurs and is continuing, which Event of Default is with respect to less than all series of Subordinated Securities then

Outstanding, then, and in each and every such case, except for any series of Subordinated Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Subordinated Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

            The foregoing provisions are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

            (A) the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay

                  (i) all matured installments of interest upon all the
            Securities of such series (or all the Securities, as the case may be); and

                  (ii) the principal of any and all Securities of such series
            (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration; and

                  (iii) interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit; and

                  (iv) all amounts payable to the Trustee pursuant to Section
            6.6; and

            (B) all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such series voting as a separate class (or of all the Securities, as the case may be, voting as a single class), then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

            For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

            SECTION 5.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that (i) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (ii) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal and interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and such other amount due the Trustee under Section 6.6 in respect of Securities of such series.

            Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered Holders, whether or not the Securities of such series be overdue.

            In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, all the moneys adjudged or decreed to be payable.

            In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts payable to the Trustee under Section 6.6) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor; and

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a receiver, assignee, trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings, custodian or other person performing similar functions in respect of any such proceedings; and

                  (c) to collect and receive any moneys or other property
            payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official performing similar functions in respect of any such proceedings is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee its costs and expenses of collection and all other amounts due to it pursuant to
            Section 6.6.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding, except as aforesaid in clause (b).

            All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be awarded to the Trustee for ratable distribution to the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken, after payment of all sums due to the Trustee under Section 6.6 in respect of such Securities.

            In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

            SECTION 5.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses applicable to such series of Securities in respect of which monies have been collected, including all amounts due to the Trustee and each predecessor Trustee pursuant to Section 6.6 in respect to such series of Securities;

            SECOND: If the Securities of such series are Subordinated Securities, to the payment of amounts then due and unpaid to the holders of Senior Indebtedness with respect to such series, to the extent required pursuant to the Subordination Provisions established with respect to the Securities of such series pursuant to Section 2.3(9).

            THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments on such interest, with interest (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            FOURTH: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installations of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

            FIFTH: To the payment of the remainder, if any, to the Issuer or to such party as a court of competent jurisdiction shall direct.

            SECTION 5.4 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            SECTION 5.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

            SECTION 5.6 LIMITATIONS ON SUITS BY SECURITY HOLDERS. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) such Holder previously shall have given to a Responsible Officer of the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such taker or Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such taker or Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 5.7 UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon or the applicable redemption dates provided for in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

            SECTION 5.8 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 2.9 or Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Indenture, any Security or law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or, subject to Section 5.6, by the Holders of Securities or Coupons.

            SECTION 5.9 CONTROL BY HOLDERS OF SECURITIES. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each such series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided, further, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if (a) the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken; or (b) if the Trustee by its trust committee of directors or Responsible Officers of the Trustee shall determine in good faith that the action or proceedings so directed would involve the Trustee in personal liability; or (c) if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all affected series not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

            Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

            SECTION 5.10 WAIVER OF PAST DEFAULTS. Prior to the declaration of acceleration of the maturity of the Securities of any series as provided in
Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively, and such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 5.11 TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by Section 3.7, at least once in an Authorized Newspaper in Luxembourg) and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided, that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

            SECTION 5.12 RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the

Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (4) or (7) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (4) or (7) (if the suit under clause (4) or (7) relates to all the Securities then Outstanding), or (5) or (6) of Section 5.1, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

            SECTION 6.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. Prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such series of Securities. In case an Event of Default with respect to the Securities of a series has occurred and has not been cured or waived, the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture with respect to such series of Securities, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

            (1) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                  (a) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (b) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

            None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

            The provisions of this Section 6.1 are in furtherance of and subject to Section 315 of the Trust Indenture Act.

            SECTION 6.2 CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act, and subject to Section 6.1:

            (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


            (2) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Order (unless other evidence in respect thereof is specifically prescribed herein or in the terms established in respect of any series); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;



            (3) the Trustee may consult with counsel, and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;



            (4) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders of any series of Securities pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

            (5) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;


            (6) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless (i) requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding (treated as one class) or (ii) otherwise provided in the terms of any series of Securities pursuant to Section 2.3; provided, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable security or indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand;



            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and



            (8) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact an Event of Default is received by the Trustee at the Corporate Trust Office and such notice references the Securities, the Issuer or this Indenture.


            SECTION 6.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

            The Trustee may request that the Issuer deliver an officer's certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which officers' certificate may be signed by any person authorized to sign an officer's certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

            SECTION 6.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES OR COUPONS; COLLECTIONS, ETC. The Trustee or any agent of the Issuer or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

            SECTION 6.5 MONEYS HELD BY TRUSTEE. Subject to the provisions of
Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

            SECTION 6.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor trustee for, and to defend and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1 or in connection with ARTICLE V hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute the expenses of administration under any bankruptcy law.

            SECTION 6.7 RIGHT OF TRUSTEE TO RELY ON OFFICER'S CERTIFICATE, ETC. Subject to Section 6.1 and Section 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.


            SECTION 6.8 INDENTURES NOT CREATING POTENTIAL CONFLICTING INTERESTS FOR THE TRUSTEE. The following indentures are hereby specifically described for the purposes of Section 310(b)(1) of the Trust Indenture Act: this Indenture with respect to series of Securities that are of equal priority.


            SECTION 6.9 QUALIFICATION OF TRUSTEE: CONFLICTING INTERESTS. The Trustee shall comply with Section 310(b) of the Trust Indenture Act.

            SECTION 6.10 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee for each series of Securities hereunder shall at all times be a corporation or banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, having a combined capital and surplus of at least $10,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, state or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.11.

            The provisions of this Section 6.10 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act.

            SECTION 6.11 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.

            (1) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by Section 3.7, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act at such addresses as were so furnished to the Trustee and
      (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

            (2) In case at any time any of the following shall occur:

                  (a) the Trustee shall fail to comply with the provisions of
            Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                  (b) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.10 hereof and Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                  (c) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 315(e) of the Trust Indenture Act, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and so prescribe, remove the Trustee and appoint a successor trustee.

            (3) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders.

            (4) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.11 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.12.

            SECTION 6.12 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 6.11 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.6.

            If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

            No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.12 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.10.

            Upon acceptance of appointment by any successor trustee as provided in this Section 6.12, the Issuer shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by
Section 3.7, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.11. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

            SECTION 6.13 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, that such corporation or banking association shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.10, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any such successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate of authentication shall have the full force which under this Indenture or the Securities of such series it is provided that the certificate of authentication of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            SECTION 6.14 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE ISSUER. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated.

            SECTION 6.15 APPOINTMENT OF AUTHENTICATING AGENT. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $45,000,000 (determined as provided in Section 6.10 with respect to the Trustee) and subject to supervision or examination by Federal or state authority.

            Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

            Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.15 with respect to one or more series of Securities, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent, and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.5. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

            Section 6.2, Section 6.3, Section 6.4, Section 6.6 and Section 7.3 shall be applicable to any Authenticating Agent.

                                   ARTICLE VII

                         CONCERNING THE SECURITYHOLDERS

            SECTION 7.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1 and Section 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

            SECTION 7.2 PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to Section 6.1 and Section 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Registered Securities shall be proved by the Security register or by a certificate of the registrar thereof.

            SECTION 7.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes, and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

            SECTION 7.4 SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any request, demand, authorization, direction, notice, consent, waiver or other action by Securityholders under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such action only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Section 6.1 and Section 6.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

            SECTION 7.5 RECORD DATE FOR HOLDERS ENTITLED TO ACT. If the Issuer shall solicit from the Holders of any series of Securities any request, demand, authorization, direction, notice, consent, waiver or other act, the Issuer may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Outstanding Securities of such series entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Issuer shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only the Holders of Outstanding Securities of the relevant series of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Outstanding Securities of such series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Securities of such series shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            SECTION 7.6 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

            SECTION 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

            (1) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

            (2) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer herein and in the Securities;

            (3) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities of any series or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

            (4) to surrender any right, power or option conferred upon the Issuer in respect of Securities of any series or of the Coupons appertaining to such Securities;

            (5) to provide for conversion rights of Holders of convertible Securities of any series in the event of a reclassification or change of any capital stock of the Issuer or any consolidation, merger or sale of all or substantially all of the Issuer's assets occurs;

            (6) to make any change necessary to comply with the Trust Indenture Act or any requirement of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act;

            (7) to cure any ambiguity, to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other change or provision as the Issuer may deem necessary or desirable; provided, that no such action shall adversely affect the interests of the Holders of the Securities of any series or Coupons in any material respect;


            (8) to establish the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Section 2.1 and Section 2.3;



            (9) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.12; and





           (10) to change or eliminate any of the provisions of this Indenture, or to add any new provision to this Indenture, in respect of one or more series of Securities; provided, however, that any such change, elimination or addition shall not apply to any Security Outstanding on the date of such indenture supplemental hereto.



            The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities of any series at the time outstanding, notwithstanding any of the provisions of Section 8.2.

            SECTION 8.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS.

            (1) Except as set forth in subsection (3) below, with the consent (evidenced as provided in ARTICLE VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Senior Securities affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force and effect at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities.

            (2) Except as set forth in subsection (3) below, with the consent (evidenced as provided in ARTICLE VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series of Subordinated Securities affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force and effect at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities.

            (3) No such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or premium thereon, if any, or interest thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue

      Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or in the case of Subordinated Securities of any series, modify any of the Subordination Provisions or the definition of "Senior Indebtedness" relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter the provisions of Section 11.12 or Section 11.13 or impair or affect the right of any Securityholder to institute suit for the payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

            (4) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

            Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by Section 3.7, at least once in an Authorized

Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            SECTION 8.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

            SECTION 8.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Section 6.1 and Section 6.2, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this ARTICLE VII complies with the applicable provisions of this Indenture.

            SECTION 8.5 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

            SECTION 9.1 ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Issuer shall not consolidate with or merge into any other Person (other than a direct or indirect wholly-owned subsidiary of the Issuer) or transfer or lease its properties and assets substantially as an entirety to any Person (other than a direct or indirect wholly-owned subsidiary of the Issuer), and the Issuer shall not permit any other Person (other than a direct or indirect wholly-owned subsidiary of the Issuer) to consolidate with or merge into the Issuer, unless:

            (1) either the Issuer shall be the continuing corporation, or the successor corporation (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or to which the properties and assets of the Issuer substantially as an entirety are transferred or leased shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Issuer under the Securities and this Indenture; and

            (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or a Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

            SECTION 9.2 SUCCESSOR CORPORATION SUBSTITUTED. The successor corporation formed by such consolidation or into which the Issuer is merged or to which such transfer or lease is made shall succeed to and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor corporation had been named as the Issuer herein, and thereafter (except in the case of a lease to another Person) the predecessor corporation shall be relieved of all obligations and covenants under the Indenture and the Securities and, in the event of such conveyance or transfer, any such predecessor corporation may be dissolved and liquidated.

            SECTION 9.3 OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Section 6.1 and Section 6.2, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this
ARTICLE IX.

                                    ARTICLE X

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

            SECTION 10.1 SATISFACTION AND DISCHARGE OF INDENTURE.

            (1) If at any time (i) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (iii) in the case of any series of Securities where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (b) below, (a) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and
      (b) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust the entire amount in (i) cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4), (ii) in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash sufficient to pay at such maturity or upon such redemption, as the case may be, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (x) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (y) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities of such Series and of Coupons appertaining thereto pursuant to Section 2.8 and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Securities to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee hereunder, including those under Section 6.6, (vi) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Issuer under Section 3.2) and the Trustee, on demand of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided, that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

            (2) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officer's Certificate or indenture supplemental hereto provided pursuant to Section 2.3. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (a) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series and the Coupons appertaining thereto on the date of the deposit referred to in subparagraph (a) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto pursuant to Section 2.8 and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) any optional redemption rights of such series of Securities to the extent to be exercised to make such call for redemption within one year, (v) the rights, obligations, duties and immunities of the Trustee hereunder, (vi) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vii) the obligations of the Issuer under Section 3.2) and the Trustee, at the expense of the Issuer, shall at the Issuer's request, execute proper instruments acknowledging the same, if

                  (a) with reference to this provision the Issuer has
            irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (b) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound;

                  (c) the Issuer has delivered to the Trustee an Opinion of
            Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the IRS a ruling or (y) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

                  (d) the Issuer has delivered to the Trustee an Officer's
            Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with.

            (3) The Issuer shall be released from its obligations under Section
      3.6 and Section 9.1 and unless otherwise provided for in the Board Resolution, Officer's Certificate or Indenture supplemental hereto establishing such series of Securities, from all covenants and other obligations referred to in Section 2.3(19) or Section 2.3(21) with respect to such series of Securities, and any Coupons appertaining thereto, outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of any series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.1, but the remainder of this Indenture and such Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection (3) of this Section 10.1:

                  (a) The Issuer has irrevocably deposited or caused to be
            deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series and coupons appertaining thereto, (i) cash in an amount, or (ii) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal and interest on all Securities of such series and Coupons appertaining thereof and (B) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                  (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit;

                  (c) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.9 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer;

                  (d) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under any agreement or instrument to which the Issuer is a party or by which it is bound;

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

                  (e) Such covenant defeasance shall not cause any Securities then listed on any registered national securities exchange under the Exchange Act to be delisted;

                  (f) The Issuer shall have delivered to the Trustee an
            Officer's Certificate and Opinion of Counsel to the effect that the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                  (g) The Issuer shall have delivered to the Trustee an
            Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

            SECTION 10.2 APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 10.4, all moneys deposited with the Trustee (or other trustee) pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

            SECTION 10.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

            SECTION 10.4 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR TWO YEARS. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series and of any Coupons attached thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register, and (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to the published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by Section 3.7, once in an Authorized Newspaper in Luxembourg), notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

            SECTION 10.5 INDEMNITY FOR U.S. GOVERNMENT OF OBLIGATIONS. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such obligations.

            SECTION 10.6 EFFECT ON SUBORDINATION PROVISIONS. Unless otherwise expressly established pursuant to Section 2.3 with respect to the Subordinated Securities of any series, the provisions of Section 11.14 hereof, insofar as they pertain to the Subordinated Securities of such series, and the Subordination Provisions established pursuant to Section 2.3(9) with respect to such series, are hereby expressly made subject to the provisions for satisfaction and discharge and defeasance and covenant defeasance set forth in
Section 10.1 hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of such satisfaction and discharge and defeasance and covenant defeasance pursuant to Section 10.1 with respect to the Securities of such series, such Securities shall thereupon cease to be so subordinated and shall no longer be subject to the provisions of Section 11.14 or the Subordination Provisions established pursuant to Section 2.3(9) with respect to such series and, without limitation to the foregoing, all moneys, U.S. Government Obligations and other securities or property deposited with the Trustee (or other qualifying trustee) in trust in connection with such satisfaction and discharge, defeasance or covenant defeasance, as the case may be, and all proceeds therefrom may be applied to pay the principal of, premium, if any, and interest, if any, on, and mandatory sinking fund payments, if any, with respect to the Securities of such series as and when the same shall become due and payable notwithstanding the provisions of Section 11.14 or such Subordination Provisions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            SECTION 11.1 INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER EXEMPT FROM INDIVIDUAL Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons, if any, appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

            SECTION 11.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND HOLDERS OF SECURITIES AND COUPONS. Nothing in this Indenture, in the Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties thereto and their successors and the Holders of the Securities or Coupons, if any and, in the case of the Subordinated Securities of any series, the holders of Senior Indebtedness with respect to such series, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons, if any and, in the case of the Subordinated Securities of any series, the holders of Senior Indebtedness with respect to such series.

            SECTION 11.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

            SECTION 11.4 SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 11.5 NOTICES AND DEMANDS ON ISSUER, TRUSTEE AND HOLDERS OF SECURITIES AND COUPONS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons, if any, to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Regeneron Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown, New York, 10591-6707, Attention:
Secretary. Any notice, direction, request or demand by the Issuer or any Holder of Securities or Coupons, if any, to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to [Insert name and address of Trustee.]

            Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class mail, postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register.

            Where this Indenture provides for notice to holders of Unregistered Securities, such notice shall be sufficiently given (unless otherwise expressly provided herein) by giving notice to such Holders (a) by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by Section 3.7, once in an Authorized Newspaper in Luxembourg), and (b) by mailing such notice to the Holders of Unregistered Securities who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act at such addresses as were so furnished to the Trustee.

            In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to the given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            SECTION 11.6 OFFICER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

            Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or

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

representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion of or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

            Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

            SECTION 11.7 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

            SECTION 11.8 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

            SECTION 11.9 NEW YORK LAW TO GOVERN. THIS INDENTURE AND EACH SECURITY AND COUPON SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

            SECTION 11.10 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

            SECTION 11.11 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 11.12 SECURITIES IN A FOREIGN CURRENCY. Unless otherwise specified in an Officer's Certificate delivered pursuant to Section 2.3 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a Foreign Currency, then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.12, Market Exchange Rate shall mean the noon Dollar buying rate in The City of New York for cable transfers of such

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

currency or currencies as published by the Federal Reserve Bank of New York as of the most recent available date. If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or quotations from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the euro shall be any member state of the European Union that has adopted the euro, as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

            All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

            SECTION 11.13 JUDGMENT CURRENCY. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

            SECTION 11.14 AGREEMENT TO SUBORDINATE. The Issuer, for itself, its successors and assigns, covenants and agrees, and each Holder of Subordinated Securities of any series by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on, and mandatory sinking fund payments, if any, in respect of each and all of the Subordinated Securities of such series shall be expressly subordinated, to the extent and in the manner provided in the Subordination Provisions established with respect to

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

the Subordinated Securities of such series pursuant to Section 2.3(9) hereof, in right of payment to the prior payment in full of all Senior Indebtedness with respect to such series.

                                  ARTICLE XII

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

            SECTION 12.1 APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

            SECTION 12.2 NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York (and, if required by Section 3.7, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of such Security of such series.

            The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption to Holders of Securities of the series shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

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

            The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

            On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption, or such shorter period as shall be acceptable to the Trustee, an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such restriction has been complied with.

            If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deemed appropriate and fair, in its sole discretion, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

            SECTION 12.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Section 6.5 and Section 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holder of such Registered Securities registered as such

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

on the relevant record date, subject to the terms and provisions of Section 2.3 and Section 2.7 hereof.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

            If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

            Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

            SECTION 12.4 EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

            SECTION 12.5 MANDATORY AND OPTIONAL SINKING FUNDS. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

            In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

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

            On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officer's Certificate (which need not contain the statements required by Section 11.6) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the Trustee, the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

            If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency) or a lesser sum in Dollars (or the equivalent thereof in any Foreign Currency) if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency) is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer or (b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and

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

with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

            On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

            The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

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

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested as of the date first written above.

                                       REGENERON PHARMACEUTICALS, INC.

                                       By: _____________________________________
                                       Name: Murray A. Goldberg
                                       Title: Principal Financial Officer

                                       [Insert Name of Trustee]

                                       By: _____________________________________
                                       Name: [ * ]
                                       Title: [ * ]